UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 1, 2011

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                       Results of Operations and Financial Condition.

On November 1, 2011, TNS, Inc. announced its results of operations for the third quarter ended September 30, 2011.  A copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.  In addition, certain supplemental information not included in the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01.                                       Regulation FD Disclosure.

On November 1, 2011, TNS, Inc. announced its results of operations for the third quarter ended September 30, 2011.  A copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.  In addition, certain supplemental information not included in the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.                                       Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                               Press release issued November 1, 2011 regarding earnings and financial results for the third quarter ended September 30, 2011.

Exhibit 99.2                               Certain supplemental information not included in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: November 1, 2011	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release issued November 1, 2011 regarding earnings and financial results for the third quarter ended September 30, 2011.

99.2	Certain supplemental information not included in the press release.